                                                                    EXHIBIT 10.5


            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIFTH AMENDMENT (the "Fifth Amendment"), dated as of May 4, 2001, is between INDUSTRIAL HOLDINGS, INC. (the "Borrower"), and COMERICA BANK-TEXAS (the "Agent") and it amends that certain Amended and Restated Credit Agreement more fully described below.

                                    RECITALS:

         A. Borrower, Banks (as defined in the hereinafter described Agreement) and Agent have entered into that certain Amended and Restated Credit Agreement (the "Agreement") dated as of June 17, 1999.

         B. Pursuant to the Agreement, Guarantors executed that certain Amended and Restated Guaranty Agreement (the "Guaranty") dated as of June 17, 1999 which guaranteed to Agent the payment and performance of the Obligations.

         C. Borrower, Banks and Agent have previously amended the Agreement and now desire to amend the Agreement a fifth time as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   Definitions

         1.1 Definitions. Capitalized terms used in this Fifth Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby. The following new definitions are added:

                  "A&B Bolt" means A&B Bolt & Supply, Inc., a Louisiana corporation.

                  "Sale of A&B Bolt" means the sale by the Borrower of the outstanding stock of A&B Bolt & Supply, Inc. to T-3 Energy Services Inc. pursuant to the Purchase Agreement.

                  "Purchase Agreement" means that certain Purchase Agreement dated May 7, 2001 by and between T-3 and the Borrower concerning the Sale of A&B Bolt.

                  "Purchase Price" means the consideration called for in the Purchase Agreement.


FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT

                  "Terms of Consent" means the Consent of EnSerCo Pursuant to Agreed Temporary Injunction, Agreed Modification of Agreed Temporary Injunction and Rule 11 Agreement Regarding Further Proceedings executed by and between the Borrower and EnSerCo, LLC dated on or about the date hereof.

                  "T-3" means T-3 Energy Services Inc., a Delaware corporation.

                  "TRO" means that certain temporary injunction entered on April 12, 2001 by the 295th Judicial District Court of Harris County, Texas under Cause Number 2001-19510, styled EnSerCo, LLC v. Industrial Holdings, Inc.

                                   ARTICLE II

                                   Amendments

         2.1 Amendment to Article II. Article II, Section 2.1 "Commitments" is hereby amended by adding a new subsection (c) to read as follows:

                  (c) Upon the closing of the Sale of A&B Bolt, each Bank's Commitment shall be permanently reduced to equal an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank on the signature page to the Fifth Amendment.

                  (d) Notwithstanding the provisions contained in Section 8.1 "Recording Requirements", subsection (k) "Borrowing Base Report", the Borrower shall provide to the Agent a Borrowing Base Report calculated as of a date acceptable to the Agent and which is immediately preceding the closing of the Sale of A&B Bolt. Based upon such Borrowing Base Report the Borrower shall cause to be delivered, in form and substance acceptable to the Agent, instructions to T-3 requiring a portion of the Purchase Price acceptable to the Agent to be delivered to the Agent for application to each Bank's Note and in an amount equal to that portion of the principal balance then outstanding under each Bank's Note which the Agent determines is supported by the assets of A&B Bolt.

         2.2 Amendment to Article II. Article II, Section 2.8 "Fees" is hereby revised by deleting what currently appears at subsection (e) and replacing it with the following revised subsection (e) to read as follows:

                  (e) In return for the Banks agreeing to enter into the Fourth and Fifth Amendments the Borrower shall pay to the Agent a fee of $350,000.00. Such fee shall be payable on the earlier of the date the Notes are repaid in full or on the Termination Date. When the Sale of A&B Bolt closes $50,000.00 of the fee shall be immediately due and payable. In the event that the indebtedness evidenced by the Commitment is repaid in full on or prior to August 31, 2001, then, the obligation to pay $150,000.00 of this fee will be waived.



FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT          2

         2.3 Amendment to Article X. Article X, Sections 10.10 and 10.12 are both hereby revised by, in both cases, deleting the current provisions in their entirety and replacing them with the following:

                  Section 10.10 Consolidated Tangible Net Worth. The Borrower will maintain at all times Consolidated Tangible Net Worth in an amount equal to not less than one hundred ten percent (110%) of the aggregate amount of its Consolidated Tangible Net Worth as it exists as of March 31, 2001 plus ONE HUNDRED PERCENT (100%) of all consolidated monthly net income which is earned after March 31,2001. Compliance with this ratio shall be tested monthly beginning May 31, 2001 commencing with the financial results for the month of April, 2001. Subsequent to the Sale of A&B Bolt, this financial ratio shall be reset to the satisfaction of the Banks after a financial statement reflecting the Sale of A&B Bolt has been prepared, delivered to the Banks and reviewed and approved by them.

                  Section 10.12 EBITDA to Debt Service. The Borrower will maintain, in the manner described below, a ratio of EBITDA to Debt Service not less than the 1.25 to 1.0, tested monthly, and calculated in the following manner:

                  Beginning with April, 2001, and thereafter, EBITDA for the preceding three (3) months shall be added together and divided by three
         (3) and compared to Debt Service for the most recent months which the ratio is to be calculated. Provided the Sale of A&B Bolt closes the calculations of EBITDA and Debt Service shall not include the EBITDA or the Debt Service of A&B Bolt.

         2.4 Amendment to Article XI - Default. Article XI, Section 11.1 is hereby amended by adding the following subsections thereto:

                  (w) Should EnSerCo assert that a default has occurred under the terms of that certain "Terms of Consent of EnSerCo Pursuant to Agreed Temporary Injunction and Rule 11 Agreement Regarding Further Proceedings." A default shall exist should such an assertion occur, without regard to whether the Borrower, or any other party, including one or more of the Banks attempt to cure any such default.

                  (x) EnSerCo, LLC fails to comply with the terms of its obligations under the Terms of Consent of EnSerCo Pursuant to Agreed Temporary Injunction and Rule 11 Agreement Regarding Further Proceedings.

                  (y) Should the Agent reasonably determine that the consummation of the merger described in the Agreement and Plan of Merger by and among the Borrower, T-3 and First Reserve Fund VIII, Limited Partnership, a Delaware limited partnership (the "Merger Agreement"), appear in doubt or appear to be incapable of being consummated within the time frame set forth therein.



FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT          3

                  (z) A material amendment is made to the Merger Agreement.

                                  ARTICLE III

                              Conditions Precedent

         3.1 Conditions. The effectiveness of this Fifth Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Fifth Amendment, in form and substance satisfactory to Agent:

                           (1) Resolutions. Resolutions of the Board of
                  Directors of Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by Borrower and each Guarantor of this Amendment and the other Loan Documents to which Borrower and each Guarantor is or is to be a party hereunder;

                           (2) Incumbency Certificate. A certificate of
                  incumbency certified by the Secretary or an Assistant Secretary of Borrower and each Guarantor certifying the names of the officers of Borrower and each Guarantor authorized to sign this Amendment and each of the other Loan Documents to which Borrower and each Guarantor is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

                           (3) Bylaws. The bylaws of Borrower and each Guarantor
                  certified by the Secretary or an Assistant Secretary of Borrower or Guarantor;

                           (4) Governmental Certificates. Certificates of the
                  appropriate government officials of the state of incorporation of Borrower and each Guarantor as to the existence and good standing of Borrower and each Guarantor, each dated within ten
                  (10) days prior to the date of this Fifth Amendment; and

                           (5) Additional Information. Agent shall have received
                  such additional documents, instruments and information as Agent or its legal counsel, Winstead Sechrest & Minick P.C., may request.

                  (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

                  (c) Except for as described on Exhibit "A" hereto no Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.


FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT          4

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Winstead Sechrest & Minick P.C.

                  (e) The Borrower shall have reimbursed the Agent for fees and expenses paid or the fees and expenses of the Agent incurred, in connection with this Fifth Amendment to the Agreement including, but not limited to, the fees and expenses of the Agent's counsel.

                                   ARTICLE IV

                  Ratifications, Representations and Warranties

         4.1 Ratifications. The terms and provisions set forth in this Fifth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Agent agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         4.2 Representations and Warranties. Borrower hereby represents and warrants to Agent that (i) the execution, delivery and performance of this Fifth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default, other than those listed on Exhibit "A", has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) other than as set forth on Exhibit "A", Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE V

                                  Miscellaneous

         5.1 Survival of Representations and Warranties. All representations and warranties made in this Fifth Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any Bank or any closing shall affect the representations and warranties or the right of Banks to rely upon them.

         5.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended


FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT          5
hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         5.3 Expenses of Agent. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Fifth Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Agent's legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Agent's legal counsel.

         5.4 Severability. Any provision of this Fifth Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Fifth Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         5.5 Applicable Law. This Fifth Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         5.6 Successors and Assigns. This Fifth Amendment is binding upon and shall inure to the benefit of the Banks and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         5.7 Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         5.8 Effect of Waiver. No consent or waiver, express or implied, by the Banks to or for any breach of or deviation from any covenant, condition or duty by Borrower or Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         5.9 Headings. The headings, captions, and arrangements used in this Fifth Amendment are for convenience only and shall not affect the interpretation of this Fifth Amendment.

         5.10 Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to this Fifth Amendment or any of the other Loan Documents or to the transactions contemplated hereby.

         5.11 RELEASE AND COVENANT NOT TO SUE. THE BORROWER (IN ITS OWN RIGHT AND ON BEHALF OF ITS RESPECTIVE DIRECTORS, OFFICERS,



FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT          6

EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) AND GUARANTORS (IN THEIR OWN RIGHT AND ON BEHALF OF THEIR RESPECTIVE ATTORNEYS AND AGENTS) (THE "RELEASING PARTIES") JOINTLY AND SEVERALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE THE BANKS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, AND ATTORNEYS (THE "RELEASED PARTIES"), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, AND EXECUTIONS OF ANY NATURE, TYPE, OR DESCRIPTION WHICH THE RELEASING PARTIES HAVE AGAINST THE RELEASED PARTIES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, GROSS NEGLIGENCE, USURY, FRAUD, DECEIT, MISREPRESENTATION, CONSPIRACY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT, DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OF COLLATERAL, FAILURE TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES (BOTH CIVIL AND CRIMINAL), RACKETEERING ACTIVITIES, SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, DECEPTIVE TRADE PRACTICES, BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING, WHETHER OR NOT IN CONNECTION WITH OR RELATED TO THE AGREEMENT OR THE NOTES OR VARIOUS SECURITY DOCUMENTS, GUARANTIES AND ANY AND ALL DOCUMENTS RELATED THERETO (THE "LOAN PAPERS") OR THIS AGREEMENT, AT LAW OR IN EQUITY, IN CONTRACT IN TORT, OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED (THE "RELEASED CLAIMS"). THE RELEASING PARTIES FURTHER AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING, AND THE RELEASING PARTIES DO HEREBY WAIVE AND RELEASE ALL SUCH DAMAGES WITH RESPECT TO ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH MAY ARISE AT ANY TIME AGAINST ANY OF THE RELEASED PARTIES. THE RELEASING PARTIES REPRESENT AND WARRANT THAT NO FACTS NOW EXIST WHICH COULD


FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT          7

PRESENTLY OR IN THE FUTURE COULD SUPPORT THE ASSERTION OF ANY OF THE RELEASED CLAIMS AGAINST THE RELEASED PARTIES. THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN PAPERS AND THIS AGREEMENT. THIS PARAGRAPH IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

         ACCEPTANCE OF EACH ADVANCE MADE AFTER THE DATE HEREOF SHALL CONSTITUTE A RATIFICATION, ADOPTION AND CONFIRMATION BY THE RELEASING PARTIES OF THE FOREGOING GENERAL RELEASE OF RELEASED CLAIMS THAT ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE DATE OF RECEIPT OF ANY SUCH ADVANCE.

         5.12 ENTIRE AGREEMENT. THIS FIFTH AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS FIFTH AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         5.13 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT          8

Executed as of May 4, 2001.

                                    BORROWER:

                                    INDUSTRIAL HOLDINGS, INC.,
                                    a Texas corporation


                                    By: /s/
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                            President & Chief Executive Officer

                                    Address for Notices:

                                    Industrial Holdings, Inc.
                                    7135 Ardmore
                                    Houston, Texas 77054
                                    Fax No.: 713-749-9642
                                    Telephone No.: 713-747-1025
                                    Attention: Mr. Stephen W. Nash


                                    AGENT:

                                    COMERICA BANK-TEXAS


                                    By:  /s/ ROBIN M. KAIN
                                       -----------------------------------------
                                             Robin M. Kain
                                             Vice President

                                    Address for Notices:

                                    Comerica Bank - Texas
                                    P.O. Box 650282
                                    Dallas, Texas 75265-0282
                                    Fax No.: (214) 589-4724
                                    Telephone No.: (214) 589-4718
                                    Attention: Mr. Joseph Sullivan
                                               MC 6510


FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT          9

                                    With a copy to:
                                    --------------

                                    Comerica Bank - Texas
                                    P.O. Box 650282
                                    Dallas, Texas  75265-0282
                                    Fax No.: (214) 589-4724
                                    Telephone No.: (214) 589-4708
                                    Attention: Robin M. Kain
                                               MC 6510


                                    BANKS:

Commitment:                         COMERICA BANK-TEXAS
$23,454,545.45


                                    By:  /s/ ROBIN M. KAIN
                                       -----------------------------------------
                                             Robin M. Kain
                                             Vice President

                                    Address for Notices:

                                    Comerica Bank - Texas
                                    P.O. Box 650282
                                    Dallas, Texas 75265-0282
                                    Fax No.: (214) 589-4724
                                    Telephone No.: (214) 589-4718
                                    Attention: Mr. Joseph Sullivan
                                               MC 6510

                                    With a copy to:

                                    Comerica Bank - Texas
                                    P.O. Box 650282
                                    Dallas, Texas  75265-0282
                                    Fax No.: (214) 589-4724
                                    Telephone No.: (214) 589-4708
                                    Attention: Robin M. Kain
                                               MC 6510



FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT          10

                                    Lending Office for Base Rate Advances

                                    Comerica Bank
                                    1508 West Mockingbird
                                    Dallas, Texas 75235



Commitment:                         HIBERNIA NATIONAL BANK
$7,818,181.82

                                    By:  /s/ TAMMY ANGELETY
                                       -----------------------------------------
                                             Tammy Angelety
                                             Vice President

                                    Address for Notices:

                                    Hibernia National Bank
                                    225 Barone Street., 10th Fl.
                                    New Orleans, Louisiana 70112
                                    Fax No.: (504) 533-5099
                                    Telephone No.: (504) 533-2045
                                    Attention: Ms. Tammy Angelety



Commitment:                  NATIONAL BANK OF CANADA,
$11,727,272.73               a Canadian charter bank


                             By:
                                ------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
                                   ---------------------------------------------


                             By:
                                ------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
                                   ---------------------------------------------



FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT          11

                              Address for Notices:

                              National Bank of Canada
                              125 W. 55th Street
                              New York, New York 10019
                              Fax No.: (212) 632-8775
                              Telephone No.: (212) 632-8581
                              Attention: Mr. Cliff Blasberg

                              With a copy to:

                              National Bank of Canada
                              125 W. 55th Street
                              New York, New York  10019
                              Fax No.: (212) 632-8775
                              Telephone No.: (212) 632-8526
                              Attention: Ms. Lori Ann Curnyn

                              Lending Office for Base Rate Advances:

                              National Bank of Canada
                              2121 San Jacinto, Suite 1850
                              Dallas, Texas 75201
                              Fax No.: (214) 871-2015
                              Telephone No.: (214) 871-1264
                              Attention: Ms. Vickie Leon


FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT          12

         Guarantors hereby consent and agree to this Fifth Amendment and agree that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of Guarantors enforceable against Guarantors in accordance with its terms.

                            GUARANTORS:


                            The Rex Group, Inc., a Texas corporation
                            Rex Machinery Movers, Inc., a Texas corporation
                              d/b/a Ideal Products
                            First Texas Credit Corporation, a Texas corporation Landreth Metal Forming, Inc., a Texas corporation Pipeline Valve Specialty, Inc., a Texas corporation
                              (f/k/a Industrial Municipal Supply Company)
                            Bolt Manufacturing Co., Inc., a Texas corporation,
                              d/b/a Walker Bolt Manufacturing Co., Inc.
                            LSS-Lone Star-Houston, Inc., a Texas corporation American Rivet Company, Inc., an Illinois corporation
                            Manifold Valve Services, Inc., a Delaware
                              corporation, d/b/a Rogers Equipment & Supply
                              Company
                            Philform, Inc., a Michigan corporation
                            GHX, Incorporated, a Texas corporation
                            Regal Machine Tool, Inc., a Texas corporation, f/k/a
                              Rex Machine Tool, Inc.
                            WHIR Acquisition, Inc., a Texas corporation, d/b/a Ameritech Fastener Manufacturing
                            Moores Pump and Services, Inc., a Louisiana
                              corporation
                            GHX, Incorporated of Louisiana, a Louisiana
                              corporation
                            Beaird Industries, Inc., a Delaware corporation United Wellhead Services, Inc., a Texas corporation



                             By:
                               -------------------------------------------------
                             Name:
                                 -----------------------------------------------
                                    Chief Executive Officer


FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT          13

                                   EXHIBIT "A"

                           EXISTING EVENTS OF DEFAULT


         The Borrower warrants that it is presently in default of only the following provisions of the Agreement:

1. Failure to pay when due the indebtedness owing to EnSerCo arising pursuant to that certain June 30, 1998 transaction between EnSerCo as Lender and Industrial Holdings, Inc. as Borrower.

2. Failure to comply with the Consolidated Tangible Net Worth Covenant found at Section 10.10 of the Agreement for the period December 2000 through March 2001.

3.       Failure to comply with the EBITDA to Debt Service covenant found at
         Section 10.12 of the Agreement and for the period December 2000 through February 2001.


FIFTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT          14